Exhibit 99.1

Floor & Decor Holdings, Inc. Announces Preliminary Fourth Quarter and Fiscal 2017 Financial Results Ahead of Participation at the ICR Conference

ATLANTA--(BUSINESS WIRE)--January 8, 2018--Floor & Decor Holdings, Inc. (NYSE: FND) (“We,” the “Company,” or “Floor & Decor”) today announced preliminary financial results for the fourth quarter and fiscal 2017.

The following are the Company’s preliminary estimates as of and for the thirteen weeks ended December 28, 2017:

  Comparable store sales growth is estimated to be approximately 24.4%, compared to 14.0% for the thirteen weeks ended December 29, 2016.
  The Company’s net sales are estimated to be approximately $387 million to $389 million, representing an increase of 39.2% to 39.9% compared to $278 million for the thirteen weeks ended December 29, 2016.
  The Company’s diluted earnings per share (“EPS”) is estimated to be approximately $0.43 to $0.44, representing an increase of 126.3% to 131.6% compared to $0.19 for the thirteen weeks ended December 29, 2016.
  Adjusted diluted EPS* is estimated to be in the range of $0.17 to $0.18, representing an increase of 54.5% to 63.6% compared to $0.11 for the thirteen weeks ended December 29, 2016. Adjusted diluted EPS is a non-GAAP financial measure. See below for a reconciliation of adjusted diluted EPS.

Tom Taylor, Chief Executive Officer, stated, “We’re very pleased with the momentum of our business, which accelerated in the fourth quarter. Comparable store sales gains in the mid-teens across much of the country, combined with post-hurricane demand primarily in Houston, led to our estimated 24.4% comparable same store sales increase. As a result, 2017 will represent our ninth consecutive year of double-digit comparable store sales growth, averaging 15% per year. We successfully opened three stores during the fourth quarter of 2017, continuing our 20% new unit growth strategy per year and our new stores continue to deliver very strong performance. We are fortunate to have great teams serving their communities well.”

Mr. Taylor continued, “While we do not expect this fourth quarter same store sales growth rate to continue at this pace throughout 2018 in part because of post-hurricane demand, we remain highly confident in the long-term momentum that is building as the Floor & Decor brand and experience becomes more known among pro customers and consumers. We enter 2018 in a strong position and remain committed to the same strategies and continued investments in our business that have made us successful for almost two decades, which we believe should result in continued long-term earnings per share growth of approximately 25% for the foreseeable future. We look forward to discussing our fourth quarter results and 2018 outlook in more detail on our year-end earnings call.”

*Non-GAAP financial measures. Please see “Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below for more information. See “Comparable Store Sales” below for information on how the Company calculates its comparable store sales growth.

Upcoming Investor Conference Participation

The Company will be participating in the ICR Conference, held at the JW Marriott Orlando Grande Lakes in Orlando, Florida. The Company is scheduled to host a fireside chat on Monday, January 8, 2018 at 2:00 p.m. Eastern Time. A live audio webcast of the Company’s fireside chat will be available online at ir.flooranddecor.com.

A recorded replay of the event can be accessed online following the presentation at ir.flooranddecor.com. The replay will be available until January 16, 2018.

Preliminary Financial Results as of and for the Thirteen Weeks Ended December 28, 2017

These preliminary financial results are based upon the Company’s current estimates and subject to completion of financial and operating closing procedures as of and for the thirteen weeks ended December 28, 2017.

The Company has provided ranges, rather than specific amounts, for certain financial results, primarily because the Company’s financial closing procedures as of and for the thirteen weeks ended December 28, 2017 are not yet complete. As a result, the Company’s actual results may vary materially from the estimated preliminary results included herein. Accordingly, you should not place undue reliance on these estimates. See “Forward-Looking Statements” below and “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Special Note Regarding Forward-Looking Statements” in the Company’s Prospectus, dated and filed with the Securities and Exchange Commission on November 15, 2017 (the “Prospectus”) for additional information regarding factors that could result in differences between the preliminary estimated ranges of certain financial results presented below and the financial results the Company will ultimately report as of and for the thirteen weeks ended December 28, 2017. The summary information below is not a comprehensive statement of the Company’s financial results for this period.

The preliminary estimated unaudited financial results included in this release have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial results. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. These estimates should not be viewed as a substitute for interim financial statements prepared in accordance with accounting principles generally accepted in the United States (‘‘GAAP’’). In addition, these estimates as of and for the thirteen weeks ended December 28, 2017 are not necessarily indicative of the results to be achieved for any future period.

The Company’s preliminary estimated unaudited financial results for the thirteen weeks ended December 28, 2017 and our previously provided guidance for the same period is set forth in the tables below:

Fourth Quarter and Fiscal 2017 - Preliminary Results (In millions, except EPS, percentages and store count)

		Prior Guidance
	Thirteen Weeks	Thirteen Weeks
	Ended 12/28/17	Ended 12/28/17
Net sales	$387 - $389	$362 - $370
Comparable store sales growth	Approximately 24.4%	17.0% to 19.0%
GAAP diluted EPS	$0.43 - $0.44	$0.15 - $0.16
Adjusted diluted EPS	$0.17 - $0.18	$0.14 - $0.16
Diluted weighted average shares outstanding	104.2	104.6
Warehouse format store count	83	83
New warehouse format stores	3	3

		Prior Guidance
	Twelve Months	Twelve Months
	Ended 12/28/17	Ended 12/28/17
Net sales	$1,382 - $1,384	$1,357 - $1,365
Comparable store sales growth	Approximately 16.6%	14.5% to 15.0%
GAAP diluted EPS	$1.00 - $1.01	$0.70 - $0.72
Adjusted diluted EPS	$0.67 - $0.68	$0.64 - $0.65
Adjusted diluted weighted average shares outstanding	103.0	103.1
Warehouse format store count	83	83
New warehouse format stores	14	14

The above guidance includes certain non-GAAP financial measures (namely adjusted diluted weighted average shares outstanding and adjusted diluted EPS). Please see “Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below for more information. Unless indicated otherwise, the information in this release related to periods prior to April 24, 2017 has been adjusted to give effect to a 321.820-for-one stock split of our common stock effected on April 24, 2017.

Comparable Store Sales

‘‘Comparable store sales’’ includes net sales from the Company’s stores beginning on the first day of the thirteenth full fiscal month following the store’s opening. Because the Company’s e-commerce sales are fulfilled by individual stores, they are included in comparable store sales only to the extent such fulfilling store meets the above mentioned store criteria.

Non-GAAP Financial Measures

Adjusted diluted EPS (which is shown in the reconciliation below) has been presented as a supplemental measure of financial performance that is not required by, or presented in accordance with, GAAP. We define Adjusted diluted EPS as adjusted net income divided by adjusted diluted weighted average shares outstanding (i.e., the weighted average shares outstanding during the relevant period plus the weighted average impact of issuing shares in our initial public offering (our “IPO”)). Reconciliation of this measure to the equivalent measure under GAAP is set forth in the tables below.

Adjusted diluted EPS is a key metric used by management and our board of directors to assess our financial performance and enterprise value. We believe that Adjusted diluted EPS is a useful measure, as it eliminates certain expenses that are not indicative of our core operating performance and facilitates a comparison of our core operating performance on a consistent basis from period to period. Adjusted diluted EPS is also used by analysts, investors and other interested parties as a performance measure to evaluate companies in our industry.

Adjusted diluted EPS is a non-GAAP measure of our financial performance and should not be considered as an alternative to diluted EPS as a measure of financial performance, or any other performance measure derived in accordance with GAAP and should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, this non-GAAP measure excludes certain non-recurring and other charges. This non-GAAP measure has its limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. In evaluating Adjusted diluted EPS you should be aware that in the future we will incur expenses that are the same as or similar to some of the items eliminated in the adjustments made to determine Adjusted diluted EPS such as offering costs, excess tax benefit from stock option exercises, and other adjustments. Our presentation of Adjusted diluted EPS should not be construed to imply that our future results will be unaffected by any such adjustments. Definitions and calculations of Adjusted diluted EPS differ among companies in the retail industry, and therefore Adjusted diluted EPS disclosed by us may not be comparable to the metrics disclosed by other companies.

The reconciliation of Adjusted diluted EPS for the thirteen weeks and fiscal year ended December 28, 2017 and Adjusted diluted EPS for the thirteen weeks and fiscal year ended December 29, 2016 is set forth in the tables below as follows:

Reconciliation of GAAP to Non-GAAP Financial Measures

Preliminary Results Reconciliation – Fourth Quarter 2017

(In millions, except EPS)

(Unaudited)

Adjusted diluted weighted average shares outstanding

	Thirteen Weeks Ended
	12/28/2017			12/29/2016
	Low End	High End		Actual
Diluted weighted average shares outstanding (GAAP)	104.2	104.2		88.5
Adjustments for issuance of shares at IPO	—	—		10.1
Adjusted diluted weighted average shares outstanding	104.2	104.2		98.6

Adjusted diluted EPS

	Thirteen Weeks Ended
	12/28/2017			12/29/2016
	Low End	High End		Actual
Diluted EPS (GAAP):	$0.43	$0.44		$0.19
Issuance of shares at IPO (a)	—	—		(0.02)
Interest due to IPO (b)	—	—		0.03
Term loan repricing (c)	—	—		— *
Secondary Offering costs (d)	0.01	0.01		—
Hurricane disaster recovery (e)	—	* —	*	—
Loss on early extinguishment of debt (f)	—	—		0.02
Tax benefit of stock option exercises (g)	(0.10)	(0.10)		—
Tax benefit of option payments (h)	—	—		(0.09)
Research and development tax credits (i)	—	* —	*	—
Deferred tax adjustment for tax reform (j)	(0.15)	(0.15)		—
Tax impact of adjustments to net income (k)	—	* —	*	(0.02)
Adjusted diluted EPS	$0.17	$0.18		$0.11

*Represents an amount less than $0.01 Certain numbers may not sum due to rounding

(a) Adjustments to account for 10.1 million incremental shares issued at our IPO.
(b) Adjustment to decrease interest expense due to utilizing net IPO proceeds of approximately $192.0 million to pay down a portion of the Term Loan Facility (as defined in the Prospectus).

(c) Adjustment to reflect the decrease in interest expense due to the repricing of the Term Loan Facility (as described in our Prospectus on Form S-1) on March 31, 2017, to lower our interest rate by 0.75% and another 0.50% effective October 1, 2017.

(d) Reflects costs in connection with a secondary public offering of the Company’s common stock by certain of the Company’s stockholders completed on November 20, 2017 (the “November Secondary Offering”). The Company did not sell any shares in the November Secondary Offering and did not receive any proceeds from the sales of shares by the selling stockholders.

(e) Insurance gain from Hurricanes Harvey and Irma recorded in the fourth quarter of 2017.
(f) In 2016, we recorded a $1.7 million loss recorded as a result of the non-cash write-off of certain deferred financing fees related to term borrowings at the time of the 2016 Refinancing.
(g) Tax benefit due to new stock option accounting (Accounting Standards Update (“ASU”) No. 2016-09).
(h) Adjustment to fiscal 2016 taxes due to $8.5 million state and federal tax benefit related to the option payments.
(i) Adjustments to eliminate planned research and development tax credits to normalize to the Company’s statutory tax rate of approximately 37%.
(j) Adjustment for deferred taxes due to passage of the new Tax Cuts and Job Act signed into law in December 2017.
(k) Adjustment for taxes related to pre-tax adjustments above.

Preliminary Results Reconciliation - Fiscal Year 2017 (In millions, except EPS) (Unaudited) Adjusted diluted weighted average shares outstanding

	Year Ended
	12/28/2017				12/29/2016
	Low End		High End		Actual
Diluted weighted average shares outstanding (GAAP)	99.7		99.7		88.4
Adjustments for issuance of shares at IPO	3.3		3.3		10.1
Adjusted diluted weighted average shares outstanding	103.0		103.0		98.6

Adjusted diluted EPS
	Year Ended
	12/28/2017				12/29/2016
	Low End		High End		Actual
Diluted EPS (GAAP):	$1.00		$1.01		$0.49
Issuance of shares at IPO (a)	(0.03)		(0.03)		(0.05)
Litigation settlement (b)	—		—		0.11
Interest due to 2016 Refinancing (c)	—		—		(0.09)
Interest due to IPO (d)	0.04		0.04		0.11
Term loan repricing (e)	0.01		0.01		0.02
Secondary Offerings costs (f)	0.02		0.02		—
Hurricane disaster expenses (g)	—	*	—	*	—
Loss on early extinguishment of debt (h)	0.05		0.05		0.02
Tax benefit of stock option exercises (i)	(0.21)		(0.21)		—
Tax benefit of option payments (j)	—		—		(0.09)
Research and development tax credits (k)	—	*	—	*	—
Deferred tax adjustment for tax reform (l)	(0.16)		(0.16)		—
Tax impact of adjustments to net income (m)	(0.04)		(0.04)		(0.06)
Adjusted diluted EPS	$0.67		$0.68		$0.45

*Represents an amount less than $0.01 Certain numbers may not sum due to rounding

(a) Adjustments to account for 10.1 million incremental shares issued at our IPO.
(b) Reserve for a legal settlement recorded in second and third quarter 2016 related to a classwide settlement to resolve a class action lawsuit.
(c) Adjustment to interest expense related to the 2016 Refinancing.
(d) Adjustment to decrease interest expense due to utilizing net IPO proceeds of approximately $192.0 million to pay down a portion of the Term Loan Facility.

(e) Adjustment to reflect the decrease in interest expense due to the repricing of the Term Loan Facility on March 31, 2017, to lower our interest rate by 0.75% and another 0.50% effective October 1, 2017.

(f) Reflects costs in connection with secondary public offerings of the Company’s common stock by certain of the Company’s stockholders completed on July 25, 2017 (the “July Secondary Offering”) and the November Secondary Offering (together, the “Secondary Offerings”). The Company did not sell any shares in the Secondary Offerings and did not receive any proceeds from the sales of shares by the selling stockholders.

(g) Expenses and losses from hurricanes Harvey and Irma recorded in the third and fourth quarter of 2017.

(h) Reflects the use of net proceeds from the IPO of approximately $192.0 million to repay a portion of the amounts outstanding under the Term Loan Facility, which resulted in a loss on extinguishment of debt in the amount of approximately $5.4 million. In 2016, we recorded a $1.8 million loss recorded as a result of the non-cash write-off of certain deferred financing fees related to term borrowings at the time of the 2016 Refinancing.

(i) Tax benefit due to new stock option accounting (ASU No. 2016-09).
(j) Adjustment to fiscal 2016 taxes due to $8.5 million state and federal tax benefit related to the option payments.
(k) Adjustments to eliminate planned research and development tax credits to normalize to the Company’s statutory tax rate of approximately 37%.
(l) Adjustment for deferred taxes due to passage of the new Tax Cuts and Job Act signed into law in December 2017.
(m) Adjustment for taxes related to pre-tax adjustments above.

About Floor & Decor Holdings, Inc.

Floor & Decor is a multi-channel specialty retailer of hard surface flooring and related accessories, offering a broad in-stock assortment of tile, wood, laminate and natural stone flooring along with decorative and installation accessories at everyday low prices.

Forward-Looking Statements

This release and the associated webcast of the ICR Conference fireside chat may contain forward-looking statements, including with respect to the Company’s estimated net sales, comparable store sales growth, net income, adjusted net income, GAAP diluted EPS, adjusted diluted EPS, diluted share count, warehouse format store count and new warehouse format stores for both the thirteen weeks ended December 28, 2017 and all of fiscal 2017. All statements other than statements of historical fact contained in this release and on the associated ICR Conference webcast, including statements regarding the Company’s future operating results and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions regarding the Company’s business, the economy and other future conditions, including the impact of recent natural disasters on sales.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential,” “focused on” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. Although the Company believes that the expectations reflected in the forward-looking statements in this release are reasonable, the Company cannot guarantee future events, results, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this release or the associated ICR Conference webcast, including, without limitation, those factors described in “Risk Factors,” “Special Note Regarding Forward-Looking Statements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business” sections and elsewhere in the Prospectus.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The forward-looking statements contained in this release or the associated ICR Conference webcast speak only as of the date hereof. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. If a change to the events and circumstances reflected in the Company’s forward-looking statements occurs, the Company’s business, financial condition and operating results may vary materially from those expressed in the Company’s forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein or in the associated ICR Conference webcast, whether as a result of any new information, future events or otherwise, including the Company’s estimated net sales, comparable store sales growth, GAAP EPS, adjusted diluted EPS, diluted share count, adjusted diluted weighted average shares outstanding, warehouse format store count and new warehouse format stores for both the thirteen weeks ended December 28, 2017 and all of fiscal 2017.

CONTACT:
Investor Contacts:
Floor & Decor Holdings, Inc.
Matthew McConnell
770-257-1374
InvestorRelations@flooranddecor.com
or
ICR
Farah Soi/Rachel Schacter
203-682-8200
InvestorRelations@flooranddecor.com